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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Uniprop Manufactured Housing Income Fund II (the "Partnership") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul M Zlotoff, General Partner of the Partnership, Joel Schwartz, Principal Financial Officer certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company .

Genesis Associates Limited Partnership,
General Partner

/s/ Paul M. Zlotoff
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By: Paul M. Zlotoff, General Partner

/s/ Joel Schwartz
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By: Joel Schwartz, Principal Financial Officer